UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2011

ABAKAN INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52784 (Commission File Number)	98-0507522 (IRS Employer Identification No.)

2665 S. Bayshore Drive, Suite 450, Miami, Florida  33133

 (Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (786) 206-5368

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant

(a)        On July 15, 2011, upon the authorization and approval of its board of directors, Abakan Inc. (the “Company”) dismissed Seale and Beers, CPA’s, LLC (“Seale”) as its independent registered public accounting firm.

The reports of Seale on the financial statements of the Company as of and for the years ended May 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Between August 6, 2009 (the date of engagement) and July 15, 2011 (the date of dismissal) there were no disagreements with Seale on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale, would have caused Seale to make reference to the subject matter of the disagreement in its review of the Company’s financial statements for the years ended May 31, 2010 and 2009.

The Company has requested that Seale furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated July 15, 2011, is filed herewith as Exhibit 16.

(b)        On July 15, 2011, upon the authorization and approval of the board of directors, the Company engaged Skoda Minotti & Co., Certified Public Accountants (“Skoda”) as its independent registered public accounting firm.

No consultations occurred between the Company and Skoda during the years ended May 31, 2010 and 2009 and through July 15, 2011, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K or reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

Item 9.01                              Financial Statements and Exhibits

The following exhibit is attached as part of this report:

Exhibit         Page

No.              No.                      Description

16                Attached               Letter from Seale to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Abakan Inc.                                                                                        Date

By: /s/ Mark Sullivan                                                                           July 15, 2011

Name: Mark Sullivan

Title: Chief Financial Officer